UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  December 11, 2020 (December 8, 2020)

 BAB, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-31555	36-4389547
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

500 Lake Cook Road, Suite 475   Deerfield, Illinois 60015

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number: (847) 948-7520

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered Symbol(s)
Common Stock	BABB	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.02.	Termination of a Material Definitive Agreement

On Tuesday, December 8, 2020, BAB Systems, Inc.(“BAB”) an Illinois corporation and wholly owned subsidiary of BAB, Inc. received notification from Lake Forest Bank and Trust, N.A., that forgiveness of the Payroll Protection Program loan had been granted from the Small Business Association (“SBA”) in the amount of $228,155. The forgiveness represents the full amount of the loan received on May 1, 2020, and no interest or fees had accrued on this debt. The terms of the loan are described in the 8-K filed on May 5, 2020

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAB, Inc.

(Registrant)

By: /s/ Michael K Murtaugh

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Michael K. Murtaugh, General Counsel and Secretary

Date: December 11, 2020